[GRAPHIC OMITTED]

                                                                [PHOTOS OMITTED]

                                                Mark J. Gabelli and Caesar Bryan
                                                              Portfolio Managers

The Gabelli Global Opportunity Fund

Annual Report
December 31, 1998

To Our Shareholders,

      What caused the huge fourth quarter turnaround in world equity markets? First, and most important, was the series of interest rate cuts made by the Federal Reserve in the U.S., a move that was followed by many foreign central banks. Second, sentiment was so bearish and markets so oversold that some recovery was inevitable. Finally, with looser monetary policy and continuing sluggish economic growth worldwide, excess money gravitated to the financial markets.

Investment Performance

      For the fourth quarter ended December 31, 1998, The Gabelli Global Opportunity Fund's (the "Fund") total return was 13.7%. The Lipper Analytical Services Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had returns of 17.4% and 21.1%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. Since inception on May 11, 1998 through December 31, 1998, the Fund was up 10.1%. The Lipper Global Fund Average declined 0.8% while the Morgan Stanley World Free Index rose 6.1% over the same period.

Our Investment Objective

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. The Fund's primary objective is capital appreciation. Marc Gabelli and Caesar Bryan are responsible for the day-to-day management of the Gabelli Global Opportunity Fund. Currently, Marc Gabelli is Portfolio Manager for the Gabelli Global Interactive Couch Potato(R) Fund. Caesar Bryan is Portfolio Manager of the Gabelli International Growth and Gold Funds.

INVESTMENT RESULTS (a)

                                              Quarter
                                -----------------------------------
                                1st       2nd        3rd       4th      Year
                                ---       ---        ---       ---      ----
1998: Net Asset Value .......    --    $10.23      $ 9.69    $10.55    $10.55
      Total Return ..........    --      2.3%(b)    (5.3)%    13.7%     10.1%(b)
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                 Rate Per Share             Reinvestment  Price
-----------------                 --------------             -------------------
December 28, 1998                     $0.450                       $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998. The returns stated above cover short periods of less than one year beginning May 11, 1998 through December 31, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     THE GABELLI GLOBAL OPPORTUNITY FUND, THE LIPPER GLOBAL FUND AVERAGE AND
                       THE MORGAN STANLEY WORLD FREE INDEX

                               [GRAPHIC OMITTED]

 [The following table was represented as a line graph in the printed material.]

               Gabelli Global Opportunity Fund         $11,009
               Morgan Stanley World Free Index         $10,613
               Lipper Global Fund Average              $9,922

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1998. The geographic allo cation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                               [GRAPHIC OMITTED]

  [The following table was represented as a pie chart in the printed material.]

          United States                                  37.9%
          Japan                                           7.8%
          Australia                                       2.5%
          South Africa                                    2.1%
          Canada                                          1.9%
          Europe                                         47.8%

COMMENTARY

      On January 1, 1999, the euro was introduced. This was a major event as France, Germany and nine other countries ceded monetary policy to the newly created European Central Bank located in Frankfurt. Across Euroland there is now a uniform short term interest rate, currently 3.0%. This European experiment is being watched by the rest of the world as the debate over currency relationships and management gets under way. We believe that the introduction of the euro will be one of the catalysts that spurs further corporate consolidation within Europe. In the space of a few days during the fourth quarter, three huge health care mergers were announced. We expect to see more acquisitions and mergers in 1999.

      Looking ahead, as always, there are a number of areas of concern. Those that have already been well identified and therefore, probably discounted include emerging markets, Japan and hedge funds (otherwise known as leveraged investors). The emerging market contagion that spread from the Far East to Russia is now hovering over South America. Brazil is now under the spotlight, with fears surrounding China lurking in the background. Clearly, one lesson learned is that free market capitalism cannot be glued on top of a corrupt political system. In addition, massive capital flows can overwhelm small national markets, giving the authorities no chance of stemming the tide. Policy makers face an enormous challenge and some type of change is needed.

      The Japanese economy remains in crisis. Even one of Japan's bright spots, namely exports, is now beginning to weaken. Yet, in a very weak economic environment, the Japanese currency strengthened dramatically in October as the so-called yen carry trade was unwound. Moreover, Japanese bond prices collapsed in December following comments from a government agency which manages Japan's huge government employees pension assets. A strengthening currency and rising bond yields are not typical market responses to a weak economy. Maybe Japan has finally hit bottom.

      Of course, it is the unexpected which usually upsets financial markets. The strong U.S. economy relative to overseas economies has resulted in a substantial rise in the trade deficit. The U.S. trade deficit is now running at a monthly rate of nearly $15 billion and is likely to rise further. These deficits have to be financed by foreigners, who are currently happy to purchase U.S. dollars and American stocks and bonds.

However, these deficits are probably unsustainable and will likely result in a weaker dollar in the future. Americans are enjoying their role as the world's consumer of last resort, but how long can this last?

      Strategists usually attempt to value equity markets in relation to earnings and interest rates using historical relationships. While it is difficult to generalize, markets look inexpensive relative to interest rates, but fully priced as compared with the level of earnings. Long term interest rates remain very low in Europe. For example, ten year Government bond yields were below 4.0% in both Germany and France at the end of the year. Of course, low interest rates reflect low inflation expectations which can have an impact on corporate earnings. The market has rewarded companies that can grow revenues and earnings and has punished others that have less control over pricing and have reported disappointing earnings.

1998 Revisited

      Individual stock performance during the quarter varied considerably, even within sectors, reflecting the indiscriminate selling that occurred during the summer. The Fund's better performers included Pathe, Viatel, Granada and AXA. All of these holdings appreciated by more than 40% over the fourth quarter. In Europe, telecommunications, health care and selected financial stocks performed well. As in the United States, large company stocks outperformed smaller ones.

      Global media stocks put on quite a show in 1998. Media pundit Marshall McCluhan is famous for saying, "The media is the message." This past year, the message was loud and clear--buy high quality, dominant market share media companies.

      AT&T's acquisition of Tele-Communications Inc. surfaced the value of all those coaxial connections to American homes. Cable television is no longer just a home entertainment business. It is now high speed Internet access and will soon become a legitimate long distance and local telephony provider. More deals and/or joint ventures between long distance providers and cable operators are likely as the major players in the telecommunications and cable television industries seek alliances that will allow them to match the full range of services that will be offered by the new AT&T/TCI juggernaut.

      Newspaper companies such as the Gruppo Editoriale L'Espresso, Independent Newspapers and Schibsted disappointed. The future direction of the newspaper business is open to debate. Leading newspaper companies must make the transition from print to multimedia. Many publishers have been slow to recognize this fact and at this stage, they are playing catch up. However, they have the human resources--all of those experienced news and information gatherers--to eventually make this transition successfully.

Looking Ahead

      This is the Information/Entertainment Age. Technology is expanding media's global reach and the convergence of the telephone (including cable), television and computer is accelerating. It is truly a brave new world. Of course, not every media company will succeed and some, notably the absurdly valued

Internet stocks, will leave investors holding the bag. We continue to search for companies large and small that have dominant franchises and well conceived strategies for taking advantage of the changes in the media industry. We believe these types of companies will continue to be drivers of our portfolio.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1998.

Invik & Co. AB (INVKb.ST - $81.43 - Stockholm Stock Exchange) is a Swedish company involved in a number of financial activities. Three separate subsidiaries are responsible for stock brokerage, insurance and banking. The company also has an equity portfolio of long term holdings. The most important equity investment is the holding in Kinnevik, which is a company listed on the Stockholm Stock Exchange. Kinnevik is an operating group involved in three activities, including television and media, telecommunications, and paper and packaging. All of these businesses have solid growth potential and Invik provides exposure to Kinnevik at a significant discount.

Novartis AG (NOVZN.S - $1,965.81 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Roche Holding AG (ROCZg.S - $12,202.57 - Zurich Stock Exchange) is one of the world's leading health care companies. Apart from pharmaceuticals, the company has major positions in vitamins, diagnostics, fragrances and flavors and orthopedics. The company has recently completed the purchase of Corange for approximately $11 billion, which we believe will be additive to earnings. This acquisition will make Roche the largest diagnostic company. We expect Roche to introduce a number of new drugs during the next few years, which should result in stronger earnings growth.

Schlumberger Ltd. (SLB - $46.125 - NYSE) is the leading provider of engineering and technical services to the oil and gas industry. The company is the industry leader in terms of research and development. The Oil Field Services segment includes wireline and testing, cementing and stimulation, pumping, drill fluids, marine and land seismic surveys, contract drilling, directional drilling and measurement-while-drilling. The Measurement and Systems segment includes meters and instruments and automatic test equipment. The acquisition of Camco International in a transaction valued at $2.2 billion has been completed.

Tele-Communications Inc./Liberty Media Group (LBTYA - $46.0625 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and

Tele-Communications Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTA's") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

USA Networks Inc. (USAI - $33.125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Vivendi (EX. PA - $259.58 - Paris Stock Exchange) is France's largest environmental services company engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc. the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      In conclusion, we expect equity markets in 1999 will be supported by low interest rates, modest economic growth aided by consumer optimism and a high level of corporate merger and acquisition activity.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information. We thank you for your commitment and as always, pledge our best efforts on your behalf.

                                   Sincerely,


            /s/ Marc J. Gabelli                     /s/ Caesar Bryan

            Marc J. Gabelli                         Caesar Bryan
            Portfolio Manager                       Portfolio Manager

January 29, 1999

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1998
                                -----------------

Vivendi                                        Telecom Italia SpA
Granada Group plc                              Roche Holding AG
TCI/Liberty Media Group                        Telephone & Data Systems
Novartis AG                                    Invik & Co. AB
Schlumberger Ltd.                              USA Networks Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- December 31, 1998
================================================================================

                                                                      Market
      Shares                                            Cost          Value
      ------                                            ----          -----

                COMMON STOCKS-- 91.7%

                Automotive -- 1.1%
         900    General Motors Corp............     $   64,890     $   64,406
                                                     ---------      ---------
                Broadcasting -- 7.5%
       2,150    Audiofina......................         89,113         97,008
       7,400    Granada Group plc..............        125,749        130,817
         450    NRJ SA.........................         87,492         80,558
         275    Pathe SA.......................         51,870         76,799
       5,000    Tokyo Broadcasting  System Inc.         53,949       55,986
                                                     ---------      ---------
                                                       408,173        441,168
                                                     ---------      ---------
                Building and Construction -- 1.5%
       3,300    CRH plc........................         56,511         56,168
       3,000    Sekisui House Ltd..............         30,036         31,783
                                                     ---------      ---------
                                                        86,547         87,951
                                                     ---------      ---------
                Business Services -- 3.6%
         530    Vivendi........................        112,682        137,576
       2,200    Young & Rubicam Inc.+..........         67,069         71,225
                                                     ---------      ---------
                                                       179,751        208,801
                                                     ---------      ---------
                Cable -- 3.8%
       1,100    Comcast Corp., Cl. A...........         50,094         63,181
       1,100    MediaOne Group Inc.+...........         51,136         51,700
       1,400    NTL Inc.+......................         70,362         79,013
       1,200    TCI Ventures Group, Cl. A+.....         20,634         28,275
                                                     ---------      ---------
                                                       192,226        222,169
                                                     ---------      ---------
                Conglomerates -- 1.7%
       1,250    Invik & Co. AB, B Free.........         95,170        101,782
                                                     ---------      ---------
                Consumer Products -- 6.9%
         720    Christian Dior SA..............         82,548         79,656
          70    Compagnie Financiere
                 Richemont AG .................         96,320         98,975
       1,450    Fortune Brands Inc.............         51,701         45,856
       2,000    KAO Corp.......................         40,254         45,214
       3,400    Reckitt & Colman plc...........         50,353         45,029
       8,200    Unilever NV....................         79,486         91,955
                                                     ---------      ---------
                                                       400,662        406,685
                                                     ---------      ---------
                Consumer Services -- 1.5%
       5,000    Rollins Inc....................         85,250         87,500
                                                     ---------      ---------
                Diversified Industrial -- 1.8%
         550    Deutsche Babcock AG+...........         40,601         26,913
       1,125    Indus Holding AG...............         44,372         43,568
         300    Oerlikon-Buhrle Holding AG.....         57,522         35,057
                                                     ---------      ---------
                                                       142,495        105,538
                                                     ---------      ---------
                Energy and Utilities -- 8.0%
         700    British Petroleum Co. plc,
                 ADR. .........................         61,963         66,500
      12,181    Citizens Utilities Co., Cl. B+.        106,962         98,968
       2,500    Endesa SA......................         67,936         66,341
       3,100    Florida Public Utilities Co....         50,090         53,088
       2,500    Schlumberger Ltd...............        137,822        115,313
       1,200    Veba AG........................         69,356         71,833
                                                     ---------      ---------
                                                       494,129        472,043
                                                     ---------      ---------
                Entertainment -- 3.9%
       2,770    Tele-Communications Inc./
                  Liberty Media Group,
                  Cl. A+ ......................         98,905        127,593
       3,000    USA Networks Inc.+.............         75,830         99,375
                                                     ---------      ---------
                                                       174,735        226,968
                                                     ---------      ---------
                Equipment and Supplies -- 0.6%
       2,000    Toyo Seikan Kaisha Ltd.........         35,496         34,008
                                                     ---------      ---------
                Financial Services -- 9.6%
       1,700    Assicurazioni Generali SpA.....         70,318         71,138
         500    AXA-UAP........................         69,512         72,502
      10,200    Banca Commerciale Italiana.....         69,393         70,854
       1,000    Federal Home Loan  Mortgage
                  Corp. .......................         49,488         64,438
       1,000    Mellon Bank Corp...............         62,666         68,750
         600    Morgan (J.P.) & Co.............         54,171         63,038
       1,900    Pioneer Group Inc..............         52,001         37,525
       3,500    Schroders plc..................         84,012         63,882
       4,900    Skandinaviska Enskilda
                  Banken, Cl. A ...............         74,025         51,687
                                                     ---------      ---------
                                                       585,586        563,814
                                                     ---------      ---------
                Food and Beverage -- 5.0%
      25,800    Foster's Brewing Group Ltd.....         69,207         69,945
          45    Nestle SA......................         93,042         97,962
       2,500    Seagram Co.....................         91,875         95,000
       1,100    Whitman Corp...................         24,599         27,913
                                                     ---------      ---------
                                                       278,723        290,820
                                                     ---------      ---------
                Global Entertainment -- 2.2%
         325    Canal Plus.....................         79,031         88,726
       6,100    EMI Group plc..................         38,690         42,982
                                                     ---------      ---------
                                                       117,721        131,708
                                                     ---------      ---------
                Health Care -- 5.3%
          60    Novartis AG....................        106,058        117,949
           9    Roche Holding AG...............        106,157        109,823
         650    Schering AG....................         83,805         81,663
                                                     ---------      ---------
                                                       296,020        309,435
                                                     ---------      ---------
                Hotels and Gaming -- 0.8%
       3,250    Mirage Resorts Inc.+...........         70,147         48,547
                                                     ---------      ---------

                See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Portfolio of Investments (Continued) -- December 31, 1998
================================================================================

                                                                       Market
      Shares                                            Cost           Value
      ------                                            ----           -----

                COMMON STOCKS (Continued)

                Metals and Mining -- 5.4%
       3,000    Anglogold Ltd., ADR............     $   67,525     $   58,688
       3,000    Barrick Gold Corp..............         63,375         58,500
       8,300    Harmony Gold Mining Ltd.+......         37,858         41,552
       2,800    Harmony Gold Mining Ltd.,
                  ADR+ ........................         12,425         13,300
       1,500    Newmont Mining Corp............         35,981         27,094
       3,800    Placer Dome Inc................         51,190         43,700
       1,800    Stillwater Mining Co.+.........         49,506         73,799
                                                     ---------      ---------
                                                       317,860        316,633
                                                     ---------      ---------
                Publishing -- 5.0%
       6,250    Gruppo Editoriale  L'Espresso
                  SpA .........................         53,681         54,961
      12,000    Independent Newspapers plc.....         59,110         50,413
         600    McGraw-Hill Companies Inc......         47,936         61,125
       2,500    News Corp. Ltd., ADR...........         64,656         66,094
       5,000    Schibsted ASA..................         59,154         63,002
                                                     ---------      ---------
                                                       284,537        295,595
                                                     ---------      ---------
                Retail -- 1.2%
       1,000    Ito Yokado Co. Ltd.............         65,762         70,038
                                                     ---------      ---------
                Telecommunications -- 12.1%
       1,200    Bell Atlantic Corp.............         69,510         63,600
       2,500    Cable & Wireless plc, ADR......         88,953         91,875
          18    DDI Corp.......................         61,752         67,023
       5,500    Electric Lightwave Inc.+.......         64,125         45,031
       2,500    Frontier Corp..................         82,313         85,000
         300    Global Crossing Ltd.+..........          5,700         13,538
           5    Japan Telecom Co. Ltd..........         38,450         38,565
          10    Nippon Telegraph &
                  Telephone Corp. .............         76,103         77,307
       5,500    Societe Europeenne de
                  Communication SA+ ...........         26,538         20,356
       1,300    Telecom Italia SpA, ADR........        109,845        113,100
       4,000    Viatel Inc.+...................         52,000         91,500
                                                     ---------      ---------
                                                       675,289        706,895
                                                     ---------      ---------
                Wireless Communications -- 3.2%
       1,500    Omnipoint Corp.+...............         34,091         13,969
       2,300    Telephone & Data Systems Inc...         86,666        103,356
       2,700    Vanguard Cellular Systems
                  Inc., Cl. A+ ................         57,614         69,694
                                                     ---------      ---------
                                                       178,371        187,019
                                                     ---------      ---------
                TOTAL COMMON STOCKS............      5,229,540      5,379,523
                                                     ---------      ---------
                TOTAL INVESTMENTS --
                 91.7%.........................     $5,229,540      5,379,523
                                                     =========

                Other Assets and
                  Liabilities (Net) -- 8.3%....                       486,507
                                                                    ---------
                NET ASSETS -- 100.0%
                 (556,048 shares outstanding)                      $5,866,030
                                                                    =========
                NET ASSET VALUE,
                Offering and Redemption
                Price Per Share.................                       $10.55
                                                                       ======
                For Federal tax purposes:
                Aggregate cost                                     $5,231,061
                                                                    =========
                Gross unrealized
                  appreciation                                     $  413,129
                Gross unrealized
                  depreciation                                       (264,667)
                                                                    ---------
                Net unrealized appreciation                        $  148,462
                                                                    =========

                                                                 Net Unrealized
     Principal                                       Settlement   Appreciation/
      Amount                                            Date     (Depreciation)
      ------                                            ----     --------------
                 FORWARD FOREIGN EXCHANGE CONTRACTS
     113,456(a)  Deliver Australian Dollars in
                  exchange for USD 69,589              01/06/99     $  177
      55,112(b)  Deliver British Pounds in
                  exchange for USD 91,696              01/05/99     $ (728)
      25,785(b)  Deliver British Pounds in
                  exchange for USD 42,901              01/06/99     $ (237)
      17,548(b)  Deliver British Pounds in
                  exchange for USD 29,196              01/07/99     $ (333)
   9,710,821(c)  Deliver Spanish Pesetas in
                  exchange for USD 68,535              01/05/99     $  442
     551,334(d)  Deliver French Francs in
                  exchange for USD 98,699              01/29/99     $  412
 256,079,140(e)  Deliver Italian Lira in
                  exchange for USD 155,304             01/07/99     $1,026
     452,250(f)  Deliver Norwegian Kronas in
                 exchange for USD 59,360               01/04/99     $  105
                                                                    ------
                 TOTAL FORWARD FOREIGN
                  EXCHANGE CONTRACTS                                $  864
                                                                    ======

----------
(a)     Principal amount denoted in Australian Dollars.
(b)     Principal amount denoted in British Pounds.
(c)     Principal amount denoted in Spanish Pesetas.
(d)     Principal amount denoted in French Francs.
(e)     Principal amount denoted in Italian Lira.
(f)     Principal amount denoted in Norwegian Kronas.
+       Non-income producing security.
ADR --  American Depositary Receipt.
USD --  U.S. Dollars.

                                               % of
                                              Market               Market
Geographic Diversification                     Value               Value
---------------------                         -------            ----------
Europe                                         47.8%             $2,569,412
North America                                  39.8%              2,140,608
Japan                                           7.8%                419,924
Asia/Pacific Rim                                2.5%                136,039
South Africa                                    2.1%                113,540
                                              ------              ---------
                                              100.0%             $5,379,523
                                              ======              =========

                See accompanying notes to financial statements.

                      The Gabelli Global Opportunity Fund

Statement of Assets and Liabilities
December 31, 1998
================================================================================

Assets:
   Investments, at value (Cost $5,229,540)  .................       $ 5,379,523
   Foreign currency, at value (Cost $1,317,877) .............         1,300,593
   Dividends, interest and reclaims receivable ..............             2,775
   Receivable for investments sold ..........................            18,374
   Receivable from adviser ..................................           105,968
   Deferred organizational expenses .........................            34,695
   Net unrealized appreciation on forward
      foreign exchange contracts ............................               864
                                                                    -----------
     Total Assets ...........................................         6,842,792
                                                                    -----------
Liabilities:
   Payable for investments purchased ........................           657,491
   Payable for investment advisory fees .....................            27,976
   Payable for distribution fees ............................             1,303
   Payable to adviser .......................................            40,000
   Payable to custodian .....................................           183,696
   Other accrued expenses and liabilities ...................            66,296
                                                                    -----------
     Total Liabilities ......................................           976,762
                                                                    -----------
     Net Assets applicable to 556,048
      shares outstanding ....................................       $ 5,866,030
                                                                    ===========
Net Assets consist of:
   Capital stock, at par value ..............................       $       556
   Additional paid-in capital ...............................         5,734,582
   Undistributed net investment income ......................               709
   Accumulated distributions in excess of
     net realized gain on investments
     and foreign currency transactions ......................            (1,521)
   Net unrealized appreciation on investments
     and foreign currency transactions ......................           131,704
                                                                    -----------
     Total Net Assets .......................................       $ 5,866,030
                                                                    ===========
     Net Asset Value, offering and redemption
       price per share ($5,866,030 / 556,048
       shares outstanding; 200,000,000 shares
       authorized of $0.001 par value) ......................       $     10.55
                                                                    ===========

Statement of Operations
For the Period Ended December 31, 1998+
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $674) .................       $    16,032
   Interest .................................................            60,259
                                                                    -----------
     Total Investment Income ................................            76,291
                                                                    -----------
Expenses:
   Investment advisory fees .................................            27,976
   Distribution fees ........................................             6,994
   Legal and audit fees .....................................            32,516
   Shareholder report expenses ..............................            21,688
   Registration fees ........................................            15,125
   Custodian fees ...........................................            11,483
   Shareholder services fees ................................             7,846
   Organizational expenses ..................................             5,305
   Directors' fees ..........................................               286
   Miscellaneous expenses ...................................             4,730
                                                                    -----------
     Total Expenses .........................................           133,949
   Expense reimbursement ....................................          (105,968)
                                                                    -----------
     Total Net Expenses .....................................            27,981
                                                                    -----------
     Net Investment Income ..................................            48,310
                                                                    -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments
     and foreign currency transactions ......................           190,596
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ...........................................           131,704
                                                                    -----------
   Net realized and unrealized gain on
    investments and foreign currency
    transactions ............................................           322,300
                                                                    -----------
Net increase in net assets resulting
   from operations ..........................................       $   370,610
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                 Period Ended
                                                              December 31, 1998+
                                                               -----------------
Operations:
   Net investment income ...................................     $    48,310
   Net realized gain on investments
     and foreign currency transactions .....................         190,596
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ..........................................         131,704
                                                                 -----------
     Net increase in net assets resulting from operations ..         370,610
                                                                 -----------
Distributions to shareholders:
   Net investment income ...................................         (48,310)
   In excess of net investment income ......................         (31,596)
   Net realized gain on investments ........................        (159,812)
                                                                 -----------
     Total distributions to shareholders ...................        (239,718)
                                                                 -----------
Capital share transactions:
   Net increase in net assets from capital
     share transactions ....................................       5,735,138
                                                                 -----------
     Net increase in net assets ............................       5,866,030
Net Assets:
   Beginning of period .....................................              --
                                                                 -----------
   End of period ...........................................     $ 5,866,030
                                                                 ===========

----------
+     From commencement of operations on May 11, 1998.

                See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios of the corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued)
================================================================================

investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the period ended December 31, 1998, reclassifications were made to increase undistributed net investment income for $32,305 and decrease distributions in excess of net realized gain on investments and foreign currency transactions for $32,305.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued)
================================================================================

consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 1.00% of the value of the Fund's average daily net assets. For the period ended December 31, 1998, the Adviser reimbursed the Fund in the amount of $105,968.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the period ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $6,994, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the period ended December 31, 1998, other than short term securities, aggregated $8,648,344 and $3,619,215, respectively.

7. Transactions with Affiliates. During the period ended December 31, 1998, the Fund paid brokerage com missions of $1,130 to Gabelli & Company, Inc. and its affiliates.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                           Period Ended
                                                         December 31, 1998
                                                   -----------------------------
                                                        Shares           Amount
                                                         -----           ------
Shares sold ....................................      2,576,620    $ 26,801,277
Shares issued upon reinvestment of dividends ...         22,028         227,773
Shares redeemed ................................     (2,042,600)    (21,293,912)
                                                   ------------    ------------
  Net increase .................................        556,048    $  5,735,138
                                                   ============    ============

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

The Gabelli Global Opportunity Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                 Period Ended
                                                              December 31, 1998+
                                                               -----------------
Operating performance:
    Net asset value, beginning of period ....................     $   10.00
                                                                  ---------
    Net investment income ...................................          0.09
    Net realized and unrealized gain on investments .........          0.91
                                                                  ---------
    Total from investment operations ........................          1.00
                                                                  ---------
Distributions to shareholders:
    Net investment income ...................................         (0.09)
    In excess of net investment income ......................         (0.06)
    Net realized gain on investments ........................         (0.30)
                                                                  ---------
    Total distributions .....................................         (0.45)
                                                                  ---------
    Net asset value, end of period ..........................     $   10.55
                                                                  =========
    Total return++ ..........................................          10.1%
                                                                  =========
Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ....................     $   5,866
    Ratio of net investment income
      to average net assets .................................          1.72%(a)
    Ratio of operating expenses
      to average net assets before reimbursement (b) ........          4.77%(a)
    Ratio of operating expenses
      to average net assets net of reimbursement ............          1.00%(a)
    Portfolio turnover rate .................................           127%

----------
+     From commencement of operations on May 11, 1998.

++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)   Annualized.

(b) During the period ended December 31, 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

                See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Opportunity Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1998, the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by manage ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Opportunity Fund of Gabelli Global Series Funds, Inc. at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                                    /s/ Grant Thornton LLP

New York, New York
February 19, 1999

--------------------------------------------------------------------------------

                   1998 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.45 per share. For the year ended December 31, 1998, 2.15% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 64.58%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Opportunity Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

--------------------------------------------------------------------------------